SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of December 21, 2006, and is entered into by and among PARAMOUNT PETROLEUM CORPORATION, a Delaware corporation (the “Borrower”), each of the financial institutions party to the Credit Agreement referenced below (collectively the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (the “Agent”), BANK OF AMERICA, N.A., as Bank, and Banc of America Securities LLC, solely in its capacity as sole lead arranger and book manager (“BAS”).

WHEREAS, the Borrower, the Agent, and the Lenders, among others, have entered into that certain Amended and Restated Credit Agreement (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”), dated as of July 26, 2005;

WHEREAS, the Borrower has requested that Agent and Lenders extend the maturity date for the loans and other credit accommodations made pursuant to the Credit Agreement to March 1, 2007. The Agent and the Lenders have agreed to the foregoing requests, but only on the terms and conditions set forth below.

NOW, THEREFORE, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Initially capitalized terms used but not otherwise defined in this Amendment have the meanings given thereto in the Credit Agreement, as amended hereby.

ARTICLE II

AMENDMENTS

Section 2.1 Amended Definition. The definition of “Stated Maturity Date” set forth in Annex A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“‘Stated Termination Date’ means March 1, 2007.”

ARTICLE III

FURTHER ASSURANCES

Section 3.1 Further Assurances. The Borrower agrees that, promptly upon request by the Agent, the Borrower will execute and deliver (or cause to be executed and delivered) to the Agent one or more amendments to the deeds of trust in favor of the Agent reflecting the extension of the Stated Maturity Date as set forth in this Amendment, together with such endorsements to title policies issued in favor of the Agent as the Agent may require in its discretion.

ARTICLE IV

CONDITIONS PRECEDENT

Section 4.1 Conditions Precedent. This Amendment will not be binding on the Agent and the Lenders until the satisfaction of the following conditions precedent in form and substance satisfactory to the Agent:

(a) The representations and warranties contained herein and in the Credit Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date (which representations and warranties are true and correct in all material respects as of such date);

(b) No Default or Event of Default shall have occurred and be continuing; and

(c) The Borrower shall have delivered to the Agent an executed original of this Amendment together with all acknowledgements.

ARTICLE V

MISCELLANEOUS

Section 5.1 Acknowledgment of the Borrower; Representations and Warranties.

(a) The Borrower hereby represents and warrants that the execution and delivery of this Amendment and compliance by the Borrower with all of the provisions of this Amendment: (i) are within the powers and purposes of the Borrower; (ii) have been duly authorized or approved by the Borrower; and (iii) when executed and delivered by or on behalf of the Borrower will constitute valid and binding obligations of the Borrower, enforceable in accordance with their terms. The Borrower reaffirms its obligation to pay all amounts due to the Agent or the Lenders under the Loan Documents in accordance with the terms thereof, as modified hereby.

(b) The Borrower hereby represents and warrants to the Agent and the Lenders that (i) no Default or Event of Default has occurred and is continuing, (ii) the representations and warranties contained herein and in the Credit Agreement, as amended hereby, are true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date (which representations and warranties are true and correct in all material respects as of such date), and (iii) the Borrower is in compliance with all covenants set forth in the Credit Agreement, as amended hereby.

(c) The Borrower hereby represents and warrants to the Agent and the Lenders that neither the consent of the Term Loan Lenders nor of the Term Loan Agent is required under the terms of either the Amended and Restated Intercreditor Agreement or the Term Loan Documents in order to consummate the transactions and amendments contemplated by this Amendment. In the alternative, if any such consent by the Term Loan Lenders or the Term Loan Agent is required, such consent has been obtained and delivered to the Agent, in form and substance satisfactory to the Agent, on or before the date of this Amendment.

Section 5.2 Loan Documents Unmodified. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Credit Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect. A breach by the Borrower of the terms of this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement, subject to the terms of Article 9 of the Credit Agreement, which shall apply to this Amendment, mutatis mutandis. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment. Subject to the terms of this Amendment, any lien and/or security interest granted to the Agent, for the benefit of the Lenders, in the Collateral set forth in the Loan Documents shall remain unchanged and in full force and effect and the Credit Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations.

Section 5.3 Parties, Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Agent, the Lenders, and their respective successors and assigns.

Section 5.4 Counterparts. This Amendment may be executed in one or more counterparts and by telecopy, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section 5.5 EFFECT OF WAIVER. NO CONSENT OR WAIVER, EXPRESS OR IMPLIED, BY THE AGENT TO OR OF ANY BREACH OF OR DEVIATION FROM ANY COVENANT, DUTY, OR CONDITION SET FORTH IN THE CREDIT AGREEMENT SHALL BE DEEMED A CONSENT OR WAIVER TO OR OF ANY OTHER BREACH OF OR DEVIATION FROM THE SAME OR ANY OTHER COVENANT, DUTY, OR CONDITION. NO FAILURE ON THE PART OF THE AGENT OR ANY LENDER TO EXERCISE, NO DELAY IN EXERCISING, AND NO COURSE OF DEALING WITH RESPECT TO, ANY RIGHT, POWER, OR PRIVILEGE UNDER THIS AMENDMENT, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER, OR PRIVILEGE UNDER THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT, POWER, OR PRIVILEGE. THE RIGHTS AND REMEDIES PROVIDED FOR IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE CUMULATIVE AND NOT EXCLUSIVE OF ANY RIGHTS AND REMEDIES PROVIDED BY LAW.

Section 5.6 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only, are not a part of this Amendment, and shall not affect the interpretation hereof.

Section 5.7 Expenses of Agent and BAS. Without limiting the terms and conditions of the Loan Documents, the Borrower agrees to pay on demand: (a) all costs and expenses incurred by the Agent and BAS in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including without limitation, the costs and fees of the Agent’s legal counsel; and (b) all costs and expenses reasonably incurred by the Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, this Amendment, and/or the other Loan Documents, including without limitation, the costs and fees of the Agent’s legal counsel and the costs and fees associated with any environmental due diligence conducted in relation hereto.

Section 5.8 Choice of Law; Jury Trial Waiver. TO THE EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY, IF ANY, IN ANY ACTION TO ENFORCE, DEFEND, INTERPRET, OR OTHERWISE CONCERNING THIS AMENDMENT. Without limiting the applicability of any other provision of the Credit Agreement, the terms of Section 13.3 of the Credit Agreement shall apply to this Amendment.

Section 5.9 Total Agreement. This Amendment, the Credit Agreement, and all other Loan Documents shall constitute the entire agreement between the parties relating to the subject matter hereof, and shall rescind all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and shall not be changed or terminated orally.

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.

“BORROWER” PARAMOUNT PETROLEUM CORPORATION, a Delaware corporation By: /s/ Shai Even Name: Shai Even Title: Vice President and Chief Financial Officer

“AGENT” BANK OF AMERICA, N.A. By: /s/ Todd R. Eggertsen Name: Todd R. Eggertsen Title: Vice President

“BAS” BANC OF AMERICA SECURITIES LLC, as sole lead arranger and book manager By: /s/ Janet Jarrett Name: Janet Jarrett Title: Principal

“BANK” BANK OF AMERICA, N.A. By: /s/ Todd R. Eggertsen Name: Todd R. Eggertsen Title: Vice President

“LENDERS”

BANK OF AMERICA, N.A.

By:      /s/ Todd R. Eggertsen
Name:  Todd R. Eggertsen
Title:    Vice President

SOCIÉTÉ GÉNÉRALE

By:      /s/ Chung-Taek Oh
Name:  Chung-Taek Oh
Title:    Associate

By:      /s/ Emmanuel Chesneau
Name:  Emmanuel Chesneau
Title:    Managing Director

CITIBANK, N.A.

By:      /s/ Hillary Savoie
Name:  Hillary Savoie
Title:    Senior Vice President

BNP PARIBAS

By:      /s/ Jordan Nenoff
Name:  Jordan Nenoff
Title:    Director

By:      /s/ Richard J. Wernli
Name:  Richard J. Wernli
Title:    Director

NATIXIS By: /s/ Simon Melchior Name: Simon Melchior Title: Associate Director By: /s/ Vincent Lauras Name: Vincent Lauras Title: Managing Director

The undersigned acknowledges that its consent is not required, but nevertheless does hereby consent to the foregoing Amendment. The undersigned hereby reaffirms its obligations under its Non-Recourse Guaranty Agreement, Pledge Agreement, and all other documents executed by it in favor of the Agent and/or the Lenders (collectively, the “Agreements”) and acknowledges and agrees that the Agreements remain in full force and effect and the Agreements are hereby ratified and confirmed.

ALON PARAMOUNT HOLDINGS, INC., a Delaware corporation By: /s/ Shai Even Name: Shai Even Title: Vice President and Chief Financial Officer

The undersigned acknowledges that its consent is not required, but nevertheless does hereby consent to the foregoing Amendment. The undersigned hereby reaffirms its obligations under its Guaranty Agreement and all other documents executed by it in favor of the Agent and/or the Lenders (collectively, the “Agreements”) and acknowledges and agrees that the Agreements remain in full force and effect and the Agreements are hereby ratified and confirmed.

PARAMOUNT PETROLEUM CORPORATION OF ARIZONA, INC., a Delaware corporation By: /s/ Shai Even Name: Shai Even Title: Chief Financial Officer